UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-7512

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	04/30/07

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
19	Notes to Financial Statements
27	Proxy Results
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Worldwide Growth Fund, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Worldwide Growth Fund, Inc., covering the six-month period from November 1, 2006, through April 30, 2007.

Heightened volatility in global stock markets has suggested that investors’ appetite for risk is waning. Near the end of February 2007, a sudden and sharp decline in the Shanghai stock market shook equity markets worldwide, including the United States.The Shanghai market apparently reacted to fears that China would need to take steps to reduce the developing nation’s unsustainably high growth rate by raising their short-term rates.Although most international markets subsequently rebounded by the end of April, investors remained cautious with regard to risks posed by a potential interruption of the current global economic expansion.

At the same time, the U.S. dollar has continued to decline relative to many other currencies, including the euro and British pound, making investments denominated in foreign currencies more valuable for U.S. residents.A stubborn U.S. trade deficit and higher interest rates in overseas markets have resulted in a flow of global capital away from U.S. markets and toward those with higher potential returns. As always, your financial advisor can help determine the appropriate investments for you and position your investment portfolio for exposure to these markets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2007, the fund produced total returns of 11.15% for Class A shares, 10.67% for Class B shares, 10.75% for Class C shares, 11.29% for Class R shares and 11.01% for Class T shares.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), provided an 11.87% total return for the same period.2

Despite occasional bouts of heightened volatility, global stock markets generally rallied on the strength of robust economic growth, greater mergers-and-acquisitions activity and rising corporate earnings. However, the fund lagged its benchmark, primarily due to its underweighted positions in the industrials sector and, to a lesser extent, the utilities and telecommunications services areas.

Effective 6/1/07, Class R shares will be renamed Class I shares.

What is the fund’s investment approach?

The fund invests primarily in large, well-established, multinational companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times.We focus on purchasing large-cap,“blue-chip” stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Unlike the United States, where economic growth has been slowing, many international economies continued to grow robustly during the reporting period, providing a solid foundation for advances in global stock markets. Mergers-and-acquisitions activity intensified worldwide as low borrowing costs for private equity firms fueled a boom in leveraged buyouts, and companies seeking to consolidate their leadership positions or footholds in new markets merged with other companies. Europe led the developed international equity markets higher, while Japan’s economy and stock market continued to lag the averages.

These factors, together with expectations of strong corporate earnings, helped fuel a global stock market rally through the end of February, when turbulence in Chinese equity markets and the U.S. sub-prime mortgage market triggered sharp corrections in global equity markets. The sell-off proved to be relatively short-lived, however, and stocks rebounded in late March and April.

Although the fund participated in the market’s advance to a significant degree, its performance relative to the benchmark was undermined by its relatively light exposure to industrial companies that benefited from the construction of infrastructures in emerging markets, such as China. The fund also held relatively few utilities and telecommunications services stocks, where companies generally failed to meet our investment criteria but rebounded from earlier weakness.

The fund achieved better results in other economic sectors. An overweighted position in the energy area helped the fund achieve attractive results from integrated oil producers, including Exxon Mobil and ConocoPhillips. Relatively low inventories and limited refinery capacity helped boost commodity prices and energy producers’ earnings. In the financials sector, banking giant Citigroup fared well after announcing a major restructuring plan designed to unlock shareholder value. In addition, stabilizing interest rates helped produce positive year-over-year earnings comparisons for large banks, such as Deutsche Bank and European financial conglomerate Eurazeo.

The fund’s results in the consumer discretionary sector benefited from its position in luxury goods purveyor Christian Dior, which participated in general strength among luxury retailers.

4

Although our long-term investment perspective tends to result in a relatively low turnover rate for the fund, we eliminated a number of positions during the reporting period. Stocks no longer in the fund as of the reporting period’s end include The Home Depot, whose financial results may suffer in a declining U.S. housing market.We eliminated the fund’s position in drug developer Eli Lilly & Co. due to concerns regarding a lack of new products in its research-and-development pipeline. Freight carrier United Parcel Service has fallen short of earnings forecasts and may be hurt by rising fuel costs. Finally, while retailer Estee Lauder appears fundamentally sound, its stock appreciated to levels we considered richly valued.

What is the fund’s current strategy?

We have continued to invest in leading multinational corporations for the long term. At the same time, we believe that, over the shorter term, forecasts of a global economic slowdown may be too pessimistic. In our judgment, positive economic fundamentals remain intact in the United States and Europe, and we expect stabilizing short-term interest rates and ample financial liquidity to support further growth. Even if the global economy proves to be weaker than we currently anticipate, valuations of large companies remain low by historical standards, and we expect increasingly risk-averse investors to favor well-established companies that produce consistent earnings under a variety of economic conditions.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World Index is an
unmanaged index of global stock market performance, including the United States, Canada,
Europe, Australia, New Zealand and the Far East.
[3]	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.49	$ 10.92	$ 10.40	$ 5.08	$ 7.69
Ending value (after expenses)	$1,111.50	$1,106.70	$1,107.50	$1,112.90	$1,110.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2007

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.21	$ 10.44	$ 9.94	$ 4.86	$ 7.35
Ending value (after expenses)	$1,018.65	$1,014.43	$1,014.93	$1,019.98	$1,017.50

† Expenses are equal to the fund’s annualized expense ratio of 1.24% for Class A, 2.09% for Class B, 1.99% for Class C, .97% for Class R and 1.47% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Worldwide Growth Fund, Inc. from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

Common Stocks—100.0%	Shares	Value ($)

Consumer Discretionary—22.6%
Christian Dior	330,000	42,896,770
L’Oreal, ADR	1,840,000	44,270,400
LVMH Moet Hennessy Louis Vuitton	122,175	14,340,271
McDonald’s	217,800	10,515,384
McGraw-Hill Cos.	370,800	24,298,524
News, Cl. A	706,400	15,816,296
Pearson	300,944	5,176,544
Procter & Gamble	330,000	21,222,300
		178,536,489
Consumer Staples—24.6%
Altria Group	584,000	40,249,280
Coca-Cola	403,100	21,037,789
Diageo, ADR	165,000	13,926,000
Groupe Danone, ADR	980,000	32,516,400
Kraft Foods, Cl. A	329,000	11,011,630
Nestle, ADR	326,600	32,444,444
PepsiCo	241,675	15,972,301
Wal-Mart Stores	77,322	3,705,270
Walgreen	523,000	22,959,700
		193,822,814
Energy—17.4%
BP, ADR	60,000	4,039,200
Chevron	345,800	26,899,782
ConocoPhillips	26,000	1,803,100
Exxon Mobil	594,508	47,192,045
Norsk Hydro, ADR	522,000	18,035,100
Total, ADR	535,316	39,447,436
		137,416,663

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial—14.9%
American Express	132,850	8,060,010
Ameriprise Financial	45,970	2,733,836
Assicurazioni Generali	239,900	11,113,278
Citigroup	541,284	29,023,648
Deutsche Bank	85,300	13,097,815
Eurazeo	63,193	10,007,316
HSBC Holdings, ADR	125,000	11,545,000
JPMorgan Chase & Co.	254,100	13,238,610
UBS	200,000	13,110,817
Zurich Financial Services	20,500	5,993,457
		117,923,787
Health Care—9.0%
Abbott Laboratories	200,300	11,340,986
Johnson & Johnson	203,525	13,070,375
Novartis, ADR	143,000	8,306,870
Pfizer	10,754	284,551
Roche Holding, ADR	402,000	37,989,000
		70,991,782
Industrial—4.5%
Emerson Electric	190,200	8,937,498
General Electric	716,072	26,394,414
		35,331,912
Information Technology—3.8%
Intel	810,941	17,435,232
Microsoft	415,600	12,443,064
		29,878,296

8

Common Stocks (continued)	Shares	Value ($)

Materials—3.2%
Air Liquide, ADR	474,118	23,658,488
Yara International, ADR	52,400	1,544,228
		25,202,716

Total Investments (cost $383,090,484)	100.0%	789,104,459
Cash and Receivables (Net)	.0%	269,628
Net Assets	100.0%	789,374,087

ADR—American Depository Receipts.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Consumer Staples	24.6	Industrial	4.5
Consumer Discretionary	22.6	Information Technology	3.8
Energy	17.4	Materials	3.2
Financial	14.9
Health Care	9.0		100.0

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments				383,090,484	789,104,459
Dividends and interest receivable					1,735,014
Receivable for investment securities sold					1,256,696
Receivable for shares of Common Stock subscribed					322,033
Prepaid expenses					94,869
					792,513,071

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					859,183
Payable for shares of Common Stock redeemed					894,452
Bank Loan payable—Note 2					715,000
Cash overdraft due to Custodian					160,407
Interest payable—Note 2					22,384
Accrued expenses					487,558
					3,138,984

Net Assets ($)					789,374,087

Composition of Net Assets ($):
Paid-in capital					452,565,262
Accumulated distributions in excess of investment income—net					(2,277,758)
Accumulated net realized gain (loss) on investments					(66,931,992)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					406,018,575

Net Assets ($)					789,374,087

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	614,981,555	74,258,759	93,985,494	1,682,652	4,465,627
Shares Outstanding	13,658,811	1,733,327	2,251,373	37,047	100,212

Net Asset Value
Per Share ($)	45.02	42.84	41.75	45.42	44.56

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $543,187 foreign taxes withheld at source):
Unaffiliated issuers	8,399,927
Affiliated issuers	86,455
Total Income	8,486,382
Expenses:
Investment advisory fee—Note 3(a)	2,861,135
Shareholder servicing costs—Note 3(c)	1,551,348
Distribution fees—Note 3(b)	656,158
Prospectus and shareholders’ reports	178,762
Custodian fees	69,527
Registration fees	44,020
Professional fees	24,544
Interest expense—Note 2	24,455
Directors’ fees and expenses—Note 3(d)	8,930
Loan commitment fees—Note 2	174
Miscellaneous	18,260
Total Expenses	5,437,313
Investment Income—Net	3,049,069

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and
foreign currency transactions	9,513,606
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	68,322,795
Net Realized and Unrealized Gain (Loss) on Investments	77,836,401
Net Increase in Net Assets Resulting from Operations	80,885,470

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net	3,049,069	6,273,566
Net realized gain (loss) on investments	9,513,606	56,802,780
Net unrealized appreciation
(depreciation) on investments	68,322,795	61,974,486
Net Increase (Decrease) in Net Assets
Resulting from Operations	80,885,470	125,050,832

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(4,981,532)	(8,641,653)
Class B shares	—	(668,416)
Class C shares	(1,074,861)	(822,549)
Class R shares	(19,089)	(18,508)
Class T shares	(27,305)	(49,825)
Total Dividends	(6,102,787)	(10,200,951)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	45,909,304	114,706,540
Class B shares	1,013,436	5,792,423
Class C shares	3,837,771	7,524,878
Class R shares	202,860	944,107
Class T shares	137,682	399,458
Dividends reinvested:
Class A shares	4,249,758	7,270,834
Class B shares	—	557,353
Class C shares	677,785	511,766
Class R shares	18,546	17,586
Class T shares	26,536	48,467
Cost of shares redeemed:
Class A shares	(63,480,811)	(166,931,801)
Class B shares	(32,408,930)	(81,087,983)
Class C shares	(6,653,631)	(20,313,029)
Class R shares	(531,876)	(1,379,582)
Class T shares	(171,450)	(642,256)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(47,173,020)	(132,581,239)
Total Increase (Decrease) in Net Assets	27,609,663	(17,731,358)

Net Assets ($):
Beginning of Period	761,764,424	779,495,782
End of Period	789,374,087	761,764,424
Undistributed (distributions in excess of)
investment income—net	(2,277,758)	775,960

12

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	1,087,328	3,018,366
Shares issued for dividends reinvested	100,331	200,875
Shares redeemed	(1,495,030)	(4,432,471)
Net Increase (Decrease) in Shares Outstanding	(307,371)	(1,213,230)

Class B [a]
Shares sold	25,136	161,120
Shares issued for dividends reinvested	—	16,091
Shares redeemed	(806,208)	(2,292,606)
Net Increase (Decrease) in Shares Outstanding	(781,072)	(2,115,395)

Class C
Shares sold	96,596	216,422
Shares issued for dividends reinvested	17,212	15,038
Shares redeemed	(168,128)	(580,436)
Net Increase (Decrease) in Shares Outstanding	(54,320)	(348,976)

Class R
Shares sold	4,791	23,706
Shares issued for dividends reinvested	434	481
Shares redeemed	(12,394)	(37,134)
Net Increase (Decrease) in Shares Outstanding	(7,169)	(12,947)

Class T
Shares sold	3,278	10,741
Shares issued for dividends reinvested	632	1,351
Shares redeemed	(4,076)	(17,267)
Net Increase (Decrease) in Shares Outstanding	(166)	(5,175)

[a]	During the period ended April 30, 2007, 471,594 Class B shares representing $18,925,378 were automatically converted to 448,696 Class A shares and during the period ended October 31, 2006, 1,175,666 Class B shares representing $41,542,986 were automatically converted to 1,117,242 Class A shares.
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2007		Year Ended October 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	40.85	35.12	31.35	29.73	25.60	28.84
Investment Operations:
Investment income—net [a]	.21	.39	.42	.23	.21	.10
Net realized and unrealized
gain (loss) on investments	4.32	5.91	3.83	1.79	3.92	(3.34)
Total from
Investment Operations	4.53	6.30	4.25	2.02	4.13	(3.24)
Distributions:
Dividends from
investment income—net	(.36)	(.57)	(.48)	(.40)	—	—
Net asset value, end of period	45.02	40.85	35.12	31.35	29.73	25.60

Total Return (%) [b]	11.15[c]	18.16	13.63	6.85	16.13	(11.24)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.62[c]	1.23	1.24	1.25	1.27	1.32
Ratio of net expenses
to average net assets	.62[c]	1.23	1.24	1.25	1.27	1.32
Ratio of net investment income
to average net assets	.49[c]	1.04	1.21	.73	.79	.34
Portfolio Turnover Rate	.00[c]	.30	.52	.58	1.08	1.58

Net Assets, end of period
($ x 1,000)	614,982	570,586	533,041	465,536	390,243	320,717

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

14

	Six Months Ended
	April 30, 2007		Year Ended October 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	38.71	33.19	29.54	28.03	24.33	27.59
Investment Operations:
Investment income (loss)—net [a]	.02	.08	.17	(.03)	.00[b]	(.11)
Net realized and unrealized
gain (loss) on investments	4.11	5.60	3.59	1.69	3.70	(3.15)
Total from
Investment Operations	4.13	5.68	3.76	1.66	3.70	(3.26)
Distributions:
Dividends from
investment income—net	—	(.16)	(.11)	(.15)	—	—
Net asset value, end of period	42.84	38.71	33.19	29.54	28.03	24.33

Total Return (%) [c]	10.67[d]	17.16	12.73	5.96	15.21	(11.82)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[d]	2.08	2.06	2.07	2.05	2.03
Ratio of net expenses
to average net assets	1.04[d]	2.08	2.06	2.07	2.05	2.03
Ratio of net investment income
(loss) to average net assets	.05[d]	.23	.53	(.10)	.02	(.39)
Portfolio Turnover Rate	.00[d]	.30	.52	.58	1.08	1.58

Net Assets, end of period
($ x 1,000)	74,259	97,334	153,641	295,281	432,448	509,980

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2007		Year Ended October 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	38.15	32.82	29.30	27.82	24.13	27.36
Investment Operations:
Investment income (loss)—net [a]	.05	.11	.16	(.01)	.01	(.10)
Net realized and unrealized
gain (loss) on investments	4.02	5.53	3.58	1.67	3.68	(3.13)
Total from
Investment Operations	4.07	5.64	3.74	1.66	3.69	(3.23)
Distributions:
Dividends from
investment income—net	(.47)	(.31)	(.22)	(.18)	—	—
Net asset value, end of period	41.75	38.15	32.82	29.30	27.82	24.13

Total Return (%) [b]	10.75[c]	17.30	12.77	6.07	15.25	(11.80)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98[c]	1.96	2.01	2.02	2.02	2.01
Ratio of net expenses
to average net assets	.98[c]	1.96	2.01	2.02	2.02	2.01
Ratio of net investment income
(loss) to average net assets	.12[c]	.31	.48	(.05)	.04	(.37)
Portfolio Turnover Rate	.00[c]	.30	.52	.58	1.08	1.58

Net Assets, end of period
($ x 1,000)	93,985	87,964	87,120	97,433	110,960	116,415

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

16

	Six Months Ended
	April 30, 2007		Year Ended October 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	41.27	35.49	31.69	29.95	25.75	28.88
Investment Operations:
Investment income—net [a]	.27	.42	.59	.36	.29	.24
Net realized and unrealized
gain (loss) on investments	4.36	6.01	3.80	1.81	3.91	(3.37)
Total from
Investment Operations	4.63	6.43	4.39	2.17	4.20	(3.13)
Distributions:
Dividends from
investment income—net	(.48)	(.65)	(.59)	(.43)	—	—
Net asset value, end of period	45.42	41.27	35.49	31.69	29.95	25.75

Total Return (%)	11.29[b]	18.35	14.01	7.28	16.31	(10.84)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.48[b]	1.06	.91	.85	.96	.93
Ratio of net expenses
to average net assets	.48[b]	1.06	.91	.85	.96	.93
Ratio of net investment income
to average net assets	.63[b]	1.19	1.74	1.14	1.10	.82
Portfolio Turnover Rate	.00[b]	.30	.52	.58	1.08	1.58

Net Assets, end of period
($ x 1,000)	1,683	1,825	2,029	3,042	3,257	3,005

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2007		Year Ended October 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	40.40	34.71	31.00	29.41	25.39	28.63
Investment Operations:
Investment income—net [a]	.16	.30	.33	.15	.13	.06
Net realized and unrealized
gain (loss) on investments	4.27	5.86	3.78	1.78	3.89	(3.30)
Total from
Investment Operations	4.43	6.16	4.11	1.93	4.02	(3.24)
Distributions:
Dividends from
investment income—net	(.27)	(.47)	(.40)	(.34)	—	—
Net asset value, end of period	44.56	40.40	34.71	31.00	29.41	25.39

Total Return (%) [b]	11.01[c]	17.90	13.38	6.58	15.83	(11.32)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73[c]	1.46	1.49	1.49	1.50	1.50
Ratio of net expenses
to average net assets	.73[c]	1.46	1.49	1.49	1.50	1.50
Ratio of net investment income
to average net assets	.37[c]	.80	.99	.49	.51	.20
Portfolio Turnover Rate	.00[c]	.30	.52	.58	1.08	1.58

Net Assets, end of period
($ x 1,000)	4,466	4,056	3,664	3,931	3,403	2,623

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation.As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividends reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors.

20

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

22

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $76,445,598 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $15,947,030 of the carryover expires in fiscal 2008, $14,032,078 expires in fiscal 2010, $28,550,186 expires in fiscal 2011 and $17,916,304 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 were as follows: ordinary income $10,200,951.The tax character of the current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2007, was approximately $858,300, with a related weighted average annualized interest rate of 5.75% .

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

Annual Fee as a Percentage of
Total Net Assets	Average Daily Net Assets
0 to $25 million	11%
$25 million up to $75 million	18%
$75 million up to $200 million	22%
$200 million up to $300 million	26%
In excess of $300 million	275%

During the period ended April 30, 2007, the Distributor retained $27,586 and $215 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $58,866 and $2,218 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2007, Class B, Class C and Class T shares were charged $315,374, $335,518 and $5,266, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25% of the

24

value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2007, Class A, Class B, Class C and Class T shares were charged $729,323, $105,125, $111,839 and $5,266, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $318,880 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $482,195, Rule 12b-1 distribution plan fees $103,857, shareholder services plan fees $160,380, chief compliance officer fees $3,407 and transfer agency per account fees $109,344.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

26

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2007, amounted to $0 and $51,385,460, respectively.

At April 30, 2007, accumulated net unrealized appreciation on investments was $406,013,975, consisting of $411,996,680 gross unrealized appreciation and $5,982,705 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007. The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect Board Members:
David W. Burke †	14,764,918		169,851
Joseph S. DiMartino †	14,776,053		158,716
Diane Dunst †	14,775,308		159,461
Jay I. Meltzer †	14,770,393		164,375
Daniel Rose †	14,771,003		163,766
Warren B. Rudman †	14,771,103		163,665
Sander Vanocur †	14,761,283		173,486

† Each new Board member’s term commenced on January 1, 2007.

Although Joseph S. DiMartino has served as a Board member of the fund since 1995, he previously had not stood for election by fund shareholders. In addition, Clifford L. Alexander,Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal continue as Board members of the fund.

The Fund 27

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	June 19, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)